Janus Henderson Forty Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Aerospace & Defense – 2.8%
L3Harris Technologies Inc	2,856,092	$539,858,510
Biotechnology – 1.4%
Vertex Pharmaceuticals Inc*	1,132,755	267,715,317
Capital Markets – 2.6%
Blackstone Group Inc	7,672,271	497,239,884
Chemicals – 1.9%
Sherwin-Williams Co	490,649	360,582,857
Diversified Financial Services – 0.3%
Altimeter Growth Corp*,£	4,920,077	63,961,001
Entertainment – 3.5%
Netflix Inc*	807,980	436,899,025
Walt Disney Co*	1,326,843	240,397,415
		677,296,440
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	1,671,085	375,091,739
Health Care Equipment & Supplies – 8.1%
Align Technology Inc*	815,449	435,759,637
Boston Scientific Corp*	12,152,916	436,897,330
Danaher Corp	2,153,202	478,312,292
Edwards Lifesciences Corp*	2,206,122	201,264,510
		1,552,233,769
Hotels, Restaurants & Leisure – 0.6%
Caesars Entertainment Inc*	1,479,554	109,886,476
Household Products – 2.2%
Procter & Gamble Co	2,993,499	416,515,451
Information Technology Services – 9.5%
Mastercard Inc	3,302,303	1,178,724,033
PayPal Holdings Inc*	1,591,703	372,776,843
Twilio Inc*	755,735	255,816,297
		1,807,317,173
Interactive Media & Services – 11.6%
Alphabet Inc - Class C*	304,282	533,065,550
Facebook Inc*	3,231,262	882,651,528
Match Group Inc*	1,529,800	231,290,462
Snap Inc*	11,350,575	568,323,290
		2,215,330,830
Internet & Direct Marketing Retail – 11.7%
Amazon.com Inc*	490,558	1,597,713,067
Booking Holdings Inc*	267,313	595,378,225
DoorDash Inc - Class A*,#	300,355	42,875,676
		2,235,966,968
Life Sciences Tools & Services – 1.5%
Illumina Inc*	797,490	295,071,300
Pharmaceuticals – 1.7%
Elanco Animal Health Inc*	10,786,629	330,825,911
Professional Services – 2.0%
CoStar Group Inc*	406,667	375,874,175
Semiconductor & Semiconductor Equipment – 8.5%
ASML Holding NV	885,683	431,965,313
NVIDIA Corp	756,605	395,099,131
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2,168,752	236,480,718
Texas Instruments Inc	3,451,336	566,467,778
		1,630,012,940
Software – 13.8%
Adobe Inc*	1,055,388	527,820,647
Avalara Inc*	469,595	77,431,520
Microsoft Corp	6,432,481	1,430,712,424
salesforce.com Inc*	2,745,708	611,002,401
		2,646,966,992
Technology Hardware, Storage & Peripherals – 5.3%
Apple Inc	7,618,715	1,010,927,293
Textiles, Apparel & Luxury Goods – 4.4%
LVMH Moet Hennessy Louis Vuitton SE	776,276	484,978,869
NIKE Inc	2,444,392	345,808,136
		830,787,005
Wireless Telecommunication Services – 2.6%
T-Mobile US Inc*	3,745,905	505,135,289
Total Common Stocks (cost $9,655,617,848)		18,744,597,320

Shares or Principal Amounts		Value
Investment Companies– 1.5%
Money Markets – 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $278,062,925)	278,047,469	$278,075,274
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	17,646,982	17,646,982
Time Deposits – 0%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$4,383,135	4,383,135
Total Investments Purchased with Cash Collateral from Securities Lending (cost $22,030,117)		22,030,117
Total Investments (total cost $9,955,710,890) – 99.6%		19,044,702,711
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		76,377,623
Net Assets – 100%		$19,121,080,334

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,891,277,811	93.9%
France	484,978,869	2.6
Netherlands	431,965,313	2.3
Taiwan	236,480,718	1.2

Total	$19,044,702,711	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Common Stocks - 0.3%
Diversified Financial Services - 0.3%
Altimeter Growth Corp*	$-	$-	$11,450,726	$63,961,001
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	75,658	(2,106)	506	278,075,274
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	9,152∆	-	-	17,646,982
Total Affiliated Investments - 1.9%	$84,810	$(2,106)	$11,451,232	$359,683,257

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Common Stocks - 0.3%
Diversified Financial Services - 0.3%
Altimeter Growth Corp*	-	52,510,275	-	63,961,001
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	191,567,780	1,037,001,983	(950,492,889)	278,075,274
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	2,088,280	69,614,102	(54,055,400)	17,646,982

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$345,808,136	$484,978,869	$-
All Other	17,913,810,315	-	-
Investment Companies	-	278,075,274	-
Investments Purchased with Cash Collateral from Securities Lending	-	22,030,117	-
Total Assets	$18,259,618,451	$785,084,260	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

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